EXHIBIT 24.1

                    RESIDENTIAL ASSET SECURITIES CORPORATION

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Diane S. Wold, Lisa R. Lundsten and Julie A. Steinhagen as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as director and/or officer of Residential Asset Securities Corporation), to sign any or all amendments (including post-effective amendments) to the Registration Statement on Form S-3 to be filed by the Registrant on or about October 30, 2002, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

SIGNATURE                              TITLE                DATE

/s/ Bruce J. Paradis            President, Chief            October 30, 2002
-----------------------------
Bruce J. Paradis                Executive Officer
                                and Director
                               (Principal Executive Officer)

/s/ Davee L. Olson              Director and Chief          October 30, 2002
-----------------------------
Davee L. Olson                  Financial Officer
                                (Principal Financial
                                Officer)

/s/ Jack R. Katzmark            Controller                  October 30, 2002
-----------------------------
Jack R. Katzmark                (Principal
                                Accounting Officer)


/s/ David C. Walker             Director                    October 30, 2002
-----------------------------
David C. Walker